UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 5, 2016

pSivida Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-51122	26-2774444
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

480 Pleasant Street, Watertown, MA		02472
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 926-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 5, 2016, Peter G. Savas notified pSivida Corp. (the “Company”) of his decision to resign from the board of directors of the Company (the “Board”), effective as of February 5, 2016. Mr. Savas has served on the Board since 2008 and has also served as a member of the Board’s Audit and Compliance Committee and Governance and Nominating Committee. Mr. Savas’ resignation is not due to a disagreement with the Company, the Board or management on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 8, 2016	pSivida Corp.

/s/ Lori Freedman
	Name:	Lori Freedman
	Title:	Vice President, Corporate Affairs, General Counsel and Secretary